

Interface®

Investor Presentation | November 2022

Forward Looking Statements and Non-GAAP Measures

This presentation contains forward-looking statements, including, in particular, statements about Interface's plans, strategies and prospects. These are based on the Company's current assumptions, expectations and projections about future events.

Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. The forward-looking statements set forth involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including risks and uncertainties associated with economic conditions in the commercial interiors industry and the risks under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 2022, as supplemented in the Company's Quarterly Report on Form 10-Q for the quarter ended July 3, 2022, which discussions are hereby incorporated by reference. You should also consider any additional or updated information we include under the heading "Risk Factors" in our subsequent annual and quarterly reports.

Forward-looking statements in this presentation include, without limitation, the information set forth on the slides titled "Interface: a compelling investment", "Brand Leader in the Specified Channel", and "Financial Policy". Other forward-looking statements can be identified by words such as "may," "expect," "forecast," "anticipate," "intend," "plan," "believe," "could," "should", "goal", "aim", "objective", "commitment", "seek," "project," "estimate," "target," and similar expressions. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements.

This presentation includes certain financial measures not calculated in accordance with U.S. GAAP. They may be different from similarly titled non-GAAP measures used by other companies, and should not be used as a substitute for, or considered superior to, GAAP measures. Reconciliations to the most directly comparable GAAP measures appear in the Appendix.



At Interface, we believe flooring is more than what you walk on.

Who We Are

Leading
provider of commercial flooring: carpet tile, rubber, LVT, rigid core, and vinyl sheet

Established
brand with a history of innovation and a commitment to the pursuit of sustainability

Dedicated
to performance and improving the built environment, industry, and the world

Global
manufacturing capabilities with a focus on local market needs

Engaged
customer-centric and purpose-driven culture with deep design and innovation roots

Interface is a global leader in commercial flooring

$1.2 billion
in **net sales** in FY2021

3,600
global employees

6
manufacturing locations
on 4 continents

ATL
headquartered in
Atlanta, GA


Interface

Recognized **leader** in sustainability



First cradle-to-gate **carbon negative** commercial carpet tile



49 years of **innovation**

© Christopher Payne / Esto

Interface: a compelling investment

Premium brands with attractive margins and leadership in core categories

Interface®

nora® by Interface®

FLOR



Carpet Tile



LVT



Rubber

Interface: a compelling investment

Diversified portfolio positioned for **growth** with strength across **market segments**



58%
Americas

29%
EMEA

13%
APAC

Revenue by Region



United States | Germany | Australia



52%
Non-office

48%
Office

Revenue by Customer Vertical



Corporate | Education | Healthcare & Senior Living | Government | Transportation

Note: Figures represent LTM Q3 2022

Interface: a compelling investment

We are **global leaders** in…


Sustainability


Design


Innovation

Images © Christopher Payne / Esto

… with a strong **financial foundation**

attractive margins	strong liquidity	healthy balance sheet

… and **unwavering commitment to our people**

winning culture	commitment to talent development	meaningful DEI progress

Interface®

Interface: a compelling investment

Strengths to Leverage

- Selling system and customer partnerships
- Sustainability leadership
- Manufacturing expertise
- Diversified portfolio
- Strong cash generation and balance sheet

Opportunities for Growth

- Build our brands and amplify our message
- Leverage our global scale
- Profit margin in EAAA
- Expand margins through price, mix, and cost
- Align resources to biggest opportunities





Interface®

Interface Positioning

Interface®

Attractive Product Portfolio







© Elmar Witt

Carpet Tile

- Industry-leading cradle-to-gate carbon negative carpet tile
- Biomimicry-inspired design (i2)
- No glue installation with TacTiles®
- Faster, more profitable installation for contractors
- Recyclable via our ReEntry® program
- Carbon Neutral Floors™

Luxury Vinyl Tile (LVT)

- Creative design freedom
- Complements and enhances our carpet tile portfolio
- No transition strips needed; same sizes as our carpet tiles
- High acoustic value (Sound Choice™ backing)
- Carbon Neutral Floors™

Rubber

- Offered in modular tiles, sheet, and specialized surface sheet
- Ideal for hygienic, high-traffic flooring applications
- Extremely durable with strong chemical resistance
- Carbon Neutral Floors™

Leading Global Provider of Commercial Flooring Solutions

Total **global commercial flooring market** = $39 Billion

Interface served market = $9+ Billion, up from ~$4.2 Billion prior to 2017

- Global share leader in $5B Carpet Tile segment (now exceeds Broadloom segment globally)
- Entered high growth $3.3B LVT segment in 2017
- Entered $1.0B Rubber segment in 2018, acquisition of nora, the category leader


Hard Surface
Ceramic Tile
$11.7
Wood
$7.4
Other Resilient
$3.4
LVT
$3.3
Laminate $1.9
Rubber $1.0
Other
Soft Surface
Carpet Tile
$5.0
Broadloom
$4.7

Global Commercial Flooring Segment (in Billions)

Source: Management estimates

Participating in Attractive Commercial Flooring Segments

Interface

Interface serves growing segments of **hard and soft surface** with the highest margins.

Segment Size vs. Forecasted Growth and Gross Margin


Bubble size = Global commercial value of category, 2019
14%
12%
10%
8%
6%
4%
2%
0%
(2%)
(4%)
Estimated CAGR through 2024
LVT
Ceramic Tile
Rubber
Carpet Tile
Wood
Broadloom
Other
Resilient
Laminate
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Gross Margin

Source: Management estimates

Brand Leader in the Specified Channel

Interface competes on **design**, **sustainability** and **innovation**, commanding a premium price point and industry leading margins.

Share leader in the specified and end user channels of commercial carpet tile

Maintain significant share of the **high-end** and **mid-range** price points

Opportunity to expand in low/mid-range price points

Global Carpet Tile Price Categories


Volume (square meters in millions)
120
100
80
60
40
20
0
Low End
Mid-Range
High End

Interface Share	<15%	~15 – 25%	+25%

Source: Management estimates

Interface

Global Sales and Manufacturing Platform

Americas	Europe	Asia-Pacific
58%	29%	13%
of Net Sales	of Net Sales	of Net Sales



- Sales & marketing offices in over 45 locations across 20 countries
- Global account management
- Six manufacturing locations on four continents
- Global supply chain management
- Unique blend of efficiency and customization

Carpet Manufacturing Facility
Rubber Manufacturing Facility
LVT Supplier Facility
Showroom

Note: Figures represent LTM Q3 2022, may not sum to 100% due to rounding

Diversified Customer Verticals


48%
Corporate
17%
Education
10%
Healthcare
6%
Government

Revenue by Vertical

6%	5%	4%	2%	2%
Retail	Other	Residential Living	Consumer Residential	Hospitality

Note: Figures represent LTM Q3 2022 for Interface and nora combined, figures in chart may not sum to 100% due to rounding

Corporate
- Highest penetration of carpet tile vs broadloom
- Global account management
- New construction, renovations and remodels
- Lease renewals result in recurring revenue

Education
- K-12 and higher education
- Second highest penetration of carpet tile vs broadloom
- Second largest market for rubber
- Significant opportunity for broadloom conversion

Healthcare
- Hospitals, Medical Office Building, Assisted Living, Senior Living and Life Sciences
- Largest rubber market based on hygienic properties, chemical resistance, and durability
- Significant opportunity for broadloom conversion

Retail
- Retail and bank branches
- Significant opportunity for broadloom conversion
- High penetration of LVT

Government
- Federal, State, and Local procurement push for use of low carbon products
- Low carbon footprint products support achievement of decarbonization goals outlined in US Inflation Reduction Act

Environmental, Social and Governance Overview

Interface®

Interface®

2021 ESG Highlights

Environmental
Sustainability in Action

- **Received validation of our 2030 greenhouse gas reduction targets as science-based** from the Science-Based Targets initiative (SBTi)
- **Continued to deliver flooring products that are carbon neutral** across their full product life cycle through Carbon Neutral Floors™ program
- **Collected 6.1 million pounds of post-consumer carpet** through the ReEntry™ Reclamation & Recycling program
- **Became the first flooring company to sign The Climate Pledge,** which brings together global organizations to drive climate action
- **Continued efforts to reduce our operational footprint,** including waste, energy, greenhouse gas emissions, and water

Social
Responsible Business

- **Established a DEI framework** and published our DEI Commitment statement
- **Invested in best-in-class tools and platforms** to improve data visibility, including a best-in-class human capital management system
- **Launched a Global Culture Survey** in partnership with Great Place to Work®
- **Continued to support the communities** where we live and work
- **Implemented workplace strategies** to support employee health and wellbeing globally
- **Completed 7,500+ hours of training** for improved organizational effectiveness and to protect our people, processes, and technology

Governance
Compliance & Ethics

- **Delivered improved compliance training** on key risks, including topics such as anti-bribery, anti-corruption, conflicts of interest, cybersecurity, and sanctions compliance
- **Reinforced our global compliance training,** our Values, Code of Business Conduct and Ethics, and other policies throughout the year via local and global communications
- **Maintained a formal Enterprise Risk Management program** tailored to our specific risk profile and needs
- **Continued to provide a Fraud & Ethics hotline,** through EthicsPoint, to provide a simple, risk-free way to anonymously and confidentially report actual or suspected activities and behaviors

[Click here to access our 2021 ESG Report, Design With Purpose]

This report highlights our progress to reduce environmental impacts, cultivate social responsibility, and operate with strong governance.


Interface

Financial Performance

Interface®

Financials At-a-Glance

	Net Sales	Currency Neutral Net Sales	Adjusted SG&A	Adjusted Operating Income	Adjusted Earnings Per Share
Q3 2022	**$327.8** +4.8% YoY	**$346.7** +10.9% YoY	**24.2%** % of Net Sales	**$31.2** 9.5% of Net Sales	**$0.30**

	Net Sales	Net Debt / Adjusted EBITDA	Adjusted EBITDA	Adjusted Operating Income	Adjusted Earnings Per Share
LTM	**$1,302.0**	**2.4x**	**$187.6** 14.4% of Net Sales	**$141.5** 10.9% of Net Sales	**$1.41**



"We delivered solid third quarter results, and navigated well in a challenging inflationary and dynamic geopolitical environment. We remain focused on our strategy and disciplined execution in this volatile market, and we're ready to finish out the year strong."

Laurel Hurd, CEO

* All financials in millions

GAAP Financial Results

($ in millions, except EPS)	Third Quarter 2022	Third Quarter 2021	Third Quarter Change	First Nine Months 2022	First Nine Months 2021	First Nine Months Change
Net Sales	$328	$313	5%	$962	$861	12%
Gross Profit	109	106	2%	332	311	7%
% of Net Sales	*33.2%*	*34.0%*		*34.5%*	*36.2%*	
SG&A Expense	79	78	2%	238	234	2%
% of Net Sales	*24.2%*	*24.8%*		*24.8%*	*27.2%*	
Restructuring Charges	2	4	NM	4	6	NM
Operating Income	28	25	13%	90	71	27%
% of Net Sales	*8.6%*	*7.9%*		*9.4%*	*8.2%*	
Net Income	14	11	28%	44	33	32%
% of Net Sales	*4.3%*	*3.5%*		*4.6%*	*3.9%*	
Diluted EPS	$0.24	$0.19	26%	$0.75	$0.57	32%

Adjusted Financial Results*

($ in millions, except EPS)	Third Quarter			First Nine Months		
	2022	2021	Change	2022	2021	Change
Net Sales	$328	$313	5%	$962	$861	12%
Adjusted Gross Profit	110	108	3%	339	316	7%
% of Net Sales	*33.7%*	*34.5%*		*35.2%*	*36.7%*	
Adj SG&A Expense	79	78	2%	238	234	2%
% of Net Sales	*24.2%*	*24.8%*		*24.8%*	*27.2%*	
Adjusted Operating Income	31	30	4%	100	81	24%
% of Net Sales	*9.5%*	*9.7%*		*10.4%*	*9.4%*	
Adjusted Net Income	17	17	3%	55	44	24%
% of Net Sales	*5.3%*	*5.4%*		*5.7%*	*5.2%*	
Adjusted Diluted EPS	$0.30	$0.29	3%	$0.94	$0.75	25%
Adjusted EBITDA	$43	$42	2%	$135	$117	16%

* See Appendix for a reconciliation of Non-GAAP figures

Interface®

Earnings Metrics*

Adjusted EBITDA

$ million


$152
$185
$197
$146
$169
$188
2017
2018
2019
2020
2021
LTM
Q3 2022

Adjusted Earnings Per Share (Diluted)


$1.18
$1.49
$1.59
$1.15
$1.23
$1.41
2017
2018
2019
2020
2021
LTM
Q3 2022

* See Appendix for a reconciliation of Non-GAAP figures

Capitalization and Liquidity*

$ million

Cash


$87
$81
$81
$103
$97
$79
2017
2018
2019
2020
2021
Q3 2022

Total Debt


$230
$619
$596
$577
$518
$521
2017
2018
2019
2020
2021
Q3 2022

Net Debt


$143
$538
$515
$474
$421
$442
2017
2018
2019
2020
2021
Q3 2022

Net Debt / Adjusted EBITDA


0.9x
2.9x
2.6x
3.2x
2.5x
2.4x
2017
2018
2019
2020
2021
LTM Q3 2022

* See Appendix for a reconciliation of Non-GAAP figures

Financial Policy

Balance **capital allocation** across investment in the business, managing our leverage ratio, and returning capital to shareholders.

Capital Deployment Philosophy

Reduce debt

Optimize cost of capital and target Net Debt / Adjusted EBITDA < 2.0x

Reinvest in the business

Invest in strategic initiatives with high returns, including organic growth opportunities, innovation, manufacturing productivity, and salesforce effectiveness

Explore M&A Opportunities

Opportunistically evaluate accretive M&A transactions that are aligned with our strategy

Return excess cash to Shareowners

Utilize strong free cash flow to support future dividend payments and execute $100 million share repurchase authorization

Appendix

Interface

Interface®

Reconciliation of Non-GAAP Figures

($ in millions)	Q3 2021	Q3 2022	First Nine Months 2021	First Nine Months 2022
Net Sales as Reported (GAAP)	$312.7	$327.8	$860.8	$962.4
Impact of Changes in Currency	-	19.0	-	42.4
Currency Neutral Sales	$312.7	$346.7	$860.8	$1,004.8
Gross Profit as Reported (GAAP)	$106.3	$108.8	$311.4	$332.3
Purchase Accounting Amortization	1.4	1.2	4.3	3.8
Thailand Plant Closure Inventory Write-Down	-	0.5	-	2.5
Adjusted Gross Profit	$107.7	$110.5	$315.6	$338.6
SG&A Expense as Reported (GAAP)	$77.7	$80.8	$236.9	$240.7
Restructuring, Asset Impairment, Severance and Other Charges	(0.2)	(1.6)	(2.4)	(2.5)
Adjusted SG&A Expense	$77.5	$79.2	$234.5	$238.2

	Q3 2021	Q3 2022	LTM Q3 2022	First Nine Months 2021	First Nine Months 2022
Operating Income as Reported (GAAP)	$24.8	$28.0	$123.9	$70.9	$90.0
Purchase Accounting Amortization	1.4	1.2	5.2	4.3	3.8
Thailand Plant Closure Inventory Write-Down	-	0.5	2.5	-	2.5
Restructuring, Asset Impairment, Severance and Other Charges	4.0	1.5	9.9	6.0	4.1
Adjusted Operating Income*	$30.2	$31.2	$141.5	$81.2	$100.4

Note: Sum of reconciling items may differ from total due to rounding of individual components

Reconciliation of Non-GAAP Figures

($ in millions)	Q3 2021	Q3 2022	LTM Q3 2022	First Nine Months 2021	First Nine Months 2022
Net Income (Loss) as Reported (GAAP)	**$11.0**	**$14.1**	**$66.0**	**$33.4**	**$44.2**
Purchase Accounting Amortization	1.0	0.9	3.7	3.0	2.7
Thailand Plant Closure Inventory Write-Down	-	0.5	2.5	-	2.5
Restructuring, Asset Impairment, Severance and Other Charges	3.5	1.5	8.4	5.1	4.1
Warehouse Fire Loss	-	-	-	(0.1)	-
Loss on Discontinuance of Interest Rate Swaps	1.4	0.5	2.5	3.0	1.8
Adjusted Net Income	**$16.9**	**$17.4**	**$83.1**	**$44.5**	**$55.3**

	2017	2018	2019	2020	2021	Q3 2021	Q3 2022	LTM Q3 2022	First Nine Months 2021	First Nine Months 2022
Diluted EPS as Reported (GAAP)	**$0.86**	**$0.84**	**$1.34**	**($1.23)**	**$0.94**	**$0.19**	**$0.24**	**$1.12**	**$0.57**	**$0.75**
Purchase Accounting Amortization	-	0.38	0.08	0.07	0.07	0.02	0.01	0.06	0.05	0.05
Transaction Related Expenses	-	0.12	-	-	-	-	-	-	-	-
Goodwill and Intangible Asset Impairment	-	-	-	2.05	-	-	-	-	-	-
Thailand Plant Closure Inventory Write-Down	-	-	-	-	-	-	0.01	0.04	-	0.04
Impact of Change in Equity Award Forfeiture Accounting	-	-	-	0.02	-	-	-	-	-	-
Restructuring, Asset Impairment, Severance and Other Charges	0.08	0.26	0.17	0.23	0.16	0.06	0.03	0.14	0.09	0.07
Tax Act Expense (Benefit)	0.25	(0.11)	-	-	-	-	-	-	-	-
Warehouse Fire Loss	-	-	-	0.05	-	-	-	-	(0.00)	-
SEC Fine	-	-	-	0.09	-	-	-	-	-	-
Loss on Extinguishment of Debt	-	-	-	0.05	-	-	-	-	-	-
Loss on Discontinuance of Interest Rate Swaps	-	-	-	0.05	0.06	0.02	0.01	0.05	0.05	0.03
FIN 48 Release on Discontinued Operations	-	-	-	(0.22)	-	-	-	-	-	-
Adjusted Diluted EPS*	**$1.18**	**$1.49**	**$1.59**	**$1.15**	**$1.23**	**$0.29**	**$0.30**	**$1.41**	**$0.75**	**$0.94**

Note: Sum of reconciling items may differ from total due to rounding of individual components

Interface®

Reconciliation of Non-GAAP Figures

($ in millions)	Q3 2021	Q3 2022	First Nine Months 2021	First Nine Months 2022
Net Income as Reported (GAAP)	$11.0	$14.1	$33.4	$44.2
Income Tax Expense	5.2	6.1	13.0	22.3
Interest Expense (including debt issuance cost amortization)	7.7	7.7	22.3	21.8
Depreciation and Amortization (excluding debt issuance cost amortization)	11.0	9.4	33.7	29.4
Stock Compensation Amortization	1.7	2.4	4.2	6.7
Purchase Accounting Amortization	1.4	1.2	4.3	3.8
Thailand Plant Closure Inventory Write-Down	-	0.5	-	2.5
Restructuring, Asset Impairment, Severance and Other Charges	4.0	1.5	6.0	4.1
Warehouse Fire Loss	-	-	(0.2)	-
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)*	$42.0	$42.9	$116.6	$134.8

($ in millions)	2017	2018	2019	2020	2021	LTM Q3 2022
Net Income as Reported (GAAP)	$53.2	$50.3	$79.2	($71.9)	$55.2	$66.0
Income Tax Expense (Benefit)	47.3	4.7	22.6	(7.5)	17.4	26.8
Transaction Related Other Expense	-	4.2	-	-	-	-
Interest Expense (includiing debt issuance cost amortization)	7.1	15.4	25.7	29.2	29.7	29.2
Depreciation and Amortization (excluding debt issuance cost amortization)	29.8	37.9	42.0	43.8	44.3	40.0
Stock Compensation Amortization	7.2	14.5	8.7	(0.5)	5.5	8.0
Purchase Accounting Amortization	-	32.1	5.9	5.5	5.6	5.2
Transaction and Integration Related Expenses	-	5.3	-	-	-	-
Thailand Plant Closure Inventory Write-Down	-	-	-	-	-	2.5
Goodwill and Intangible Asset Impairment	-	-	-	121.3	-	-
Restructuring, Asset Impairment, Severance and Other Charges	7.3	20.5	12.9	16.7	11.8	9.9
Warehouse Fire Loss	-	-	-	4.2	(0.2)	-
SEC Fine	-	-	-	5.0	-	-
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)*	$152.0	$184.9	$197.0	$145.7	$169.4	$187.6

($ in millions)	2017	2018	2019	2020	2021	Q3 2022
Total Debt	$230	$619	$596	$577	$518	$521
Less: Cash	(87)	(81)	(81)	(103)	(97)	(79)
Net Debt	$143	$538	$515	$474	$421	$442
Total Debt / LTM Net Income as Reported (GAAP)	4.3x	12.3x	7.5x	(8.0x)	9.4x	7.9x
Net Debt / LTM Adjusted EBITDA	0.9x	2.9x	2.6x	3.2x	2.5x	2.4x

Note: Sum of reconciling items may differ from total due to rounding of individual components

** Historical AEBITDA figures have been updated to reflect a change in depreciation and amortization values used to calculate AEBITDA.*